Exhibit 10.1
Execution Version
May 4, 2017

Lowe’s Companies, Inc.
1000 Lowe’s Boulevard
Mooresville, North Carolina 28117
Attention:     Akinjide O. Falaki,
VP, Corporate Planning and Treasury, and Assistant Treasurer

Re:	Consent to Amend Credit Agreement
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 23, 2016 (as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among LOWE’S COMPANIES, INC., a North Carolina corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
Pursuant to the request of the Borrower, the Administrative Agent and the Required Lenders, by their execution of this consent letter (this “Consent Letter”) pursuant to Section 10.01 of the Credit Agreement, hereby agree to the following:
1.    The definition of “Consolidated EBITDAR” in Section 1.01 of the Credit Agreement shall be amended by adding new subclause (xiii) to clause (a) of such definition as highlighted below:
““Consolidated EBITDAR” means, for any Measurement Period, with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Net Income for such Measurement Period plus, to the extent deducted in determining such Consolidated Net Income, the sum of (i) income tax provision, (ii) interest net, (iii) depreciation, (iv) amortization, (v) any extraordinary, non-recurring or unusual non-cash charges or losses of the Borrower and its Subsidiaries incurred or charged in such Measurement Period, (vi) non-cash charges of the Borrower and its Subsidiaries incurred or charged in such Measurement Period, (vii) non-cash losses arising from the sale of assets other than in the ordinary course of business of the Borrower and its Subsidiaries incurred or charged in such Measurement Period, (viii) any actual transaction expenses or related costs paid in cash in such Measurement Period in connection with (1) permitted acquisitions or investments and (2) store closings so long as the Borrower provides the Administrative Agent with a detailed summary of such actual costs and expenses within 120 days of closing such acquisition, investment, or store closing, (ix) any extraordinary, non-recurring or unusual cash charges or losses of the Borrower or its Subsidiaries incurred during such Measurement Period, (x) any cash losses arising from the sale of assets other than in the ordinary course of business; provided, however, that the aggregate amount of any charges, losses, expenses and fees that may be added back in any Measurement Period pursuant to clauses (viii), (ix) and (x) shall not exceed $200,000,000, (xi) stock based compensation expense

(applied consistently with the application set forth in the Audited Financial Statements), (xii) rental payments made or required to be made during such Measurement Period, and (xiii) cash and non-cash charges or losses associated with extinguishment of Indebtedness or other non-recurring financing activity of the Borrower or any of its Subsidiaries in such Measurement Period and (b) minus, to the extent included in calculating such Consolidated Net Income, (i) all extraordinary, non-recurring or unusual non-cash income or gains and (ii) non-cash gains arising from the sale of assets other than in the ordinary course of business increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such Measurement Period).”
2.    Exhibit D (Form of Compliance Certificate) to the Credit Agreement shall be amended as reflected in “Exhibit D (Form of Compliance Certificate)” attached hereto.
None of the terms or conditions of this Consent Letter may be changed, modified, waived or canceled, except in the manner as provided in the Credit Agreement with respect to any such change, modification, waiver or cancellation. Except as specifically amended, modified or supplemented by this Consent Letter, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.
This Consent Letter shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina.
This Consent Letter may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Consent Letter by telecopy or electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Consent Letter.
All other terms and conditions of the Credit Agreement remain unchanged.
[Signature pages follow.]

Sincerely yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

ACCEPTED AND AGREED TO:

LOWE’S COMPANIES, INC., as Borrower

By:	/s/ Akinjide O. Falaki
Name:	Akinjide O. Falaki
Title:	VP, Corporate Planning and Treasury; Assistant Treasurer

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Andrew Wulff
Name:	Andrew Wulff
Title:	Associate

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Ekta Patel
Name:	Ekta Patel
Title:	Director

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Courtney Eng
Name:	Courtney Eng
Title:	Vice President

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

SUNTRUST BANK, as a Lender

By:	/s/ Julie Lindberg
Name:	Julie Lindberg
Title:	Vice President

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark D. Rodgers
Name:	Mark D. Rodgers
Title:	Vice President

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

MIZUHO BANK, LTD., as a Lender

By:	/s/ Takayuki Tomii
Name:	Takayuki Tomii
Title:	Authorized Signatory

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

By:	/s/ Cristina Cignoli
Name:	Cristina Cignoli
Title:	Director

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

BANK OF MONTREAL, as a Lender

By:	/s/ Katherine Robinson
Name:	Katherine Robinson
Title:	Director

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kelly Attayek
Name:	Kelly Attayek
Title:	Assistant Vice President

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC (formerly known as CAISSE CENTRALE DESJARDINS), as a Lender

By:	/s/ André Roy
Name:	André Roy
Title:	Directeur, Financement corporatif Director, Corporate Banking

By:	/s/ Dominique Parizeau
Name:	Dominique Parizeau
Title:	Directeur général Gestion du Portefeuille, Grandes Entreprises Managing Director Portfolio Management, Corporate Banking

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

NATIONAL BANK OF CANADA, as a Lender

By:	/s/ Bruno Lévesque
Name:	Bruno Lévesque
Title:	Managing Director

By:	/s/ Alexandre Bergeron
Name:	Alexandre Bergeron
Title:	Directeur - Director

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John C. Canty
Name:	John C. Canty
Title:	Senior Vice President

Lowe’s Companies, Inc.
Consent Letter
Signature Pages

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: _______________, _______
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 23, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Lowe’s Companies, Inc., a North Carolina corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _____________________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]
1.    Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.    A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

Form of Compliance Certificate

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[to the best knowledge of the undersigned during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.    The representations and warranties of the Borrower contained in Article V (other than in Sections 5.05(c), 5.06, 5.10, 5.11 and 5.14) of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.    [Since the date of the most recently delivered Compliance Certificate, there have been no changes in GAAP that affect the computation of any financial ratio or requirement contained in the Agreement.] [Since the date of the most recently delivered Compliance Certificate, there have occurred the following changes in GAAP, which affect the computation of a financial ratio or requirement of the Agreement in the following manner: _______________________________.]

6.    The financial covenant analysis and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _______________, __________.

LOWE’S COMPANIES, INC.

By:
Name:
Title:

Form of Compliance Certificate

For the Measurement Period beginning ____________, _____ and ended ____________, _____
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.07 – Consolidated Adjusted Funded Debt to Consolidated EBITDAR

A.	Consolidated Adjusted Funded Debt as of the end of the applicable Measurement Period:		$

	(i)	Consolidated Funded Debt	$

	(ii)	Debt Equivalent of Operating Leases	$

B.	Consolidated EBITDAR for the applicable Measurement Period (sum of I.B(i) through I.B(xiii) less I.B(xiv) less I.B (xv))		$

	(i)	Consolidated Net Income	$

	(ii)	Provision for income taxes	$

	(iii)	Interest net	$

	(iv)	Depreciation and Amortization expenses	$

	(v)	Extraordinary, non-recurring or unusual non-cash charges or losses of the Borrower and its Subsidiaries incurred or charged	$

	(vi)	Non-cash charges of the Borrower and its Subsidiaries incurred or charged	$

	(vii)	Non-cash losses arising from the sale of assets other than in the ordinary course of business of the Borrower and its Subsidiaries incurred or charged	$

(viii)
Actual transaction expenses or related costs paid in cash in connection with (1) permitted acquisitions or investments and (2) store closings (subject to the limitations set forth in the definition of “Consolidated EBITDAR” in Section 1.01 of the Credit Agreement”)
$

(ix)
Extraordinary, non-recurring or unusual cash charges or losses of the Borrower or its Subsidiaries (subject to the limitations set forth in the definition of “Consolidated EBITDAR” in Section 1.01 of the Credit Agreement”)[1]
$

1 Not to exceed, in the aggregate for clauses (viii), (ix) and (x), $200,000,000 during any Measurement Period.

Form of Compliance Certificate

(x)
Cash losses arising from the sale of assets other than in the ordinary course of business (subject to the limitations set forth in the definition of “Consolidated EBITDAR” in Section 1.01 of the Credit Agreement”)[1]
$

	(xi)	Stock based compensation expense	$

	(xii)	Rental payments made or required to be made	$

	(xii)	Cash and non-cash charges or losses associated with extinguishment of Indebtedness or other non-recurring financing activity of the Borrower or any of its Subsidiaries	$

(xiv)
Extraordinary, non-recurring or unusual non-cash income or gains increasing Consolidated Net Income of or by the Borrower and its Subsidiaries (the extent included in calculating such Consolidated Net Income)
$

(xv)
Non-cash gains arising from the sale of assets other than in the ordinary course of business increasing Consolidated Net Income of or by the Borrower and its Subsidiaries (the extent included in calculating such Consolidated Net Income)
$

C.	Ratio of Consolidated Adjusted Funded Debt to Consolidated EBITDAR (Line I.A ÷ Line I.B as calculated above)		_____ to 1
Required: Not greater than 4.00 to 1.00

Form of Compliance Certificate